UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant [   ]

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Prudential Bancorp, Inc. of Pennsylvania

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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January 6, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania.  The meeting will be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 6, 2012 at 11:00 a.m., Eastern Time.

The Board of Directors unanimously recommends a vote “FOR” election of our two nominees for director for a three-year term expiring in 2015 and “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2012.  Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person.  We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting.  This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Prudential Bancorp, Inc. of Pennsylvania is sincerely appreciated.

Very truly yours,
Thomas A. Vento
President and Chief Executive Officer

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TIME	11:00 a.m., Eastern Time, Monday, February 6, 2012

PLACE	Holiday Inn – Philadelphia Stadium 900 Packer Avenue Philadelphia, Pennsylvania

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term and until their successors are elected and qualified;

(2) To ratify the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the fiscal year ending September 30, 2012; and

(3) To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Prudential Bancorp common stock of record at the close of business on December 19, 2011 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2011 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING
It is important that your shares be represented and voted at the meeting.  You are urged to vote your shares by completing and returning the proxy card sent to you.  Most shareholders whose shares are held in “street” name can also vote their shares over the Internet or by telephone.  If Internet or telephone voting is available to you, voting instructions are printed on your voting instruction card.  You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Philadelphia, Pennsylvania January 6, 2012

MEETING DIRECTIONS
From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/Philadelphia	Take I-76 East/Schuykill Expressway East	Take I-95 North
Take exit 350 - Seventh Street	Take exit 350 - Seventh Street	Take exit 17-SR611 North/S. Broad Street
toward Packer Avenue	toward Packer Avenue	toward Pattison Ave.
Turn right on Packer Avenue	Turn right on Packer Avenue	Turn right on Packer Avenue
End at 900 Packer Avenue	End at 900 Packer Avenue	End at 900 Packer Avenue

PROXY STATEMENT
OF
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

_____________________

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

General.  This proxy statement is furnished to holders of common stock of Prudential Bancorp, Inc. of Pennsylvania, the parent holding company of Prudential Savings Bank.  Our Board of Directors is soliciting proxies to be used at the Annual Meeting of Shareholders to be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania, on Monday, February 6, 2012 at 11:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders.  This proxy statement is first being mailed to shareholders on or about January 6, 2012.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2012.  This proxy statement and our 2011 Annual Report on Form10-K are available on our website at www.prudentialsavingsbank.com under the “Investor Relations” tab.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting consisting of the proposals to:

•	elect two directors for a three-year term expiring in 2015; and

•	ratify the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the year ending September 30, 2012.

In addition, management may report on the performance of Prudential Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the annual meeting, December 19, 2011, are entitled to vote at the meeting. On the record date, we had 10,023,495 shares of common stock issued and outstanding and no other class of equity securities outstanding.  For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted.  Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible.  This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares?

Your broker may not vote on the election of directors if you do not furnish instructions for such proposal.  You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares will be considered “broker non-votes.”

Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have discretionary voting power under rules applicable to broker-dealers. Under these rules, proposal one, the election of directors, is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions within ten days of the annual meeting.

Your broker may vote in his or her discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting.  Shareholders of record can vote in person at the annual meeting.  If your shares are held in “street name,” then you are not the shareholder of record and you must ask your broker or other nominee about how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes.  If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may complete and submit a new proxy card before the annual meeting. Any earlier proxies will be revoked automatically.

•
Second, you may send a written notice to our Corporate Secretary, Ms. Regina Wilson, Prudential Bancorp, Inc. of Pennsylvania, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, in advance of the annual meeting stating that you would like to revoke your proxy.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in street name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee on how to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum.  Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement.  In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for fiscal 2012.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions.  If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting.  The two nominees for director receiving the most “For” votes will be elected directors for a three-year term expiring in 2015, and until their successors are elected and qualified.  The affirmative vote of a majority of the votes cast by shareholders entitled to vote at the annual meeting is required for approval of the proposal to ratify the appointment of S.R. Snodgrass, A.C. as our registered public accounting firm for fiscal 2012. Under the Pennsylvania Business Corporation Law, abstentions do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

As indicated below under “Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management,” Prudential Mutual Holding Company owns a majority of our outstanding common stock.  Prudential Mutual Holding Company intends to vote all of the shares it owns “for” each of proposals one and two, thereby ensuring a quorum at the annual meeting, and that each of such proposals will be adopted.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible.  The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.  One class is elected annually. At this annual meeting, you will be asked to elect two directors for a three-year term expiring in 2015, and until their successors are elected and qualified.

Our Nominating and Corporate Governance Committee has recommended the re-election of Messrs. Vento and Hosier as directors.  No director is related to any other director or executive officer by blood, marriage or adoption.  Shareholders are not permitted to use cumulative voting for the election of directors.  Our Board of Directors has determined that Messrs. Fanelli, Hosier, Mulcahy and Packer are independent directors as defined in the Nasdaq Stock Market listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below.  If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors.  At this time, the Board of Directors knows of no reason why either of the nominees may not be able to serve as a director if elected.

The following tables present information concerning our nominees for director and our continuing directors, all of whom also serve as directors of Prudential Savings Bank.  For certain directors, the indicated period of service as a director includes service as a director of Prudential Savings Bank prior to the organization of Prudential Bancorp in 2004. Ages are reflected as of September 30, 2011.

Nominees for Director for Three-Year Terms Expiring in 2015

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Thomas A. Vento	Director. President and Chief Executive Officer of Prudential Bancorp since 2004; President of Prudential Savings Bank since 1992 and President and Chief Executive Officer since 1993. Mr. Vento’s service to Prudential Savings Bank in various management capacities and as President since 1992 provide him with significant management expertise as well as extensive knowledge of the local market area for financial institutions which he brings to the Board of Directors. Age 77.	1992

John C. Hosier	Director. Commercial Lines Account Executive with Montgomery Insurance Services, Inc., Media, Pennsylvania since 1986, and Commercial Lines Manager of its affiliate, Allman and Company, Inc., Fort Washington, Pennsylvania since 2007, two full-service insurance agencies. Mr. Hosier brings significant commercial business experience as well as knowledge of the local insurance market to the Board of Directors. Age 47.	2009

The Board of Directors recommends that you vote FOR election of our nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2013

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Jerome R. Balka, Esq.	Director. Solicitor of Prudential Savings Bank. Partner, Balka & Balka, a law firm, Philadelphia, Pennsylvania. Chief Executive Officer of Constitution Abstract Co., Inc., a title insurance company, Philadelphia, Pennsylvania since January 2009. Mr. Balka serves as Prudential Savings Bank’s solicitor and brings substantial legal expertise, particularly with respect to real estate transactions, to the Board of Directors. Age 82.	2000

A. J. Fanelli	Director. Self-employed owner of a public accounting practice, Philadelphia, Pennsylvania. Mr. Fanelli brings substantial accounting knowledge to the Board of Directors as Chairman of the Audit Committee. Age 74.	2005

Directors Whose Terms Expire in 2014

Name	Age and Position with Prudential Bancorp and Principal Occupation During the Past Five Years	Director Since

Joseph R. Corrato	Director. Executive Vice President and Chief Financial Officer of Prudential Bancorp since 2004 and Prudential Savings Bank since 1997. Mr. Corrato joined Prudential Savings Bank in 1978 and served in a variety of positions including Treasurer and Controller prior to becoming Executive Vice President in 1997. Mr. Corrato brings the benefit to the Board of Directors of both his extensive financial knowledge as well as his significant management expertise developed through his service with Prudential Savings Bank for more than 30 years. Age 50.	2011

Francis V. Mulcahy	Director. Residential real estate appraiser and broker, Media, Pennsylvania. Mr. Mulcahy brings substantial knowledge of the local real estate market to the Board of Directors. Age 78.	2005

Joseph W. Packer, Jr.	Chairman of the Board of Prudential Bancorp since 2004 and Prudential Savings Bank since 1992. Presently retired. Former President and Chief Executive Officer of Prudential Savings Bank. Mr. Packer’s many years of service to Prudential Savings Bank provide him with significant banking and institutional knowledge as well as management expertise which he brings as Chairman of the Board of Directors and as Chairman of the Compensation Committee. Age 83.	1979

Committees and Meetings of the Board of Directors

During the fiscal year ended September 30, 2011, the Board of Directors of Prudential Bancorp met 15 times.  No director of Prudential Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he has been a director and the total number of meetings held by all committees of the Board on which he served during the periods that he served.

Membership on Certain Board Committees.  The Board of Directors of Prudential Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.  Each of the committees operates in accordance with a written charter which is available on our website at www.prudentialsavingsbank.com.  The following table sets forth the membership of such committees as of the date of this proxy statement.

Director	Nominating and Corporate Governance	Compensation	Audit
A. J. Fanelli	**	*	**
John C. Hosier	*	*	*
Francis V. Mulcahy	*	*	*
Joseph W. Packer, Jr.	*	**	*
___________________ * Member ** Chairman

Audit Committee.  The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors Prudential Bancorp’s adherence in accounting and financial reporting to generally accepted accounting principles.  The Audit Committee is comprised of four directors, each of whom is an independent director as defined in the Nasdaq Stock Market listing standards and the rules and regulations of the Securities and Exchange Commission.  The Board of Directors has determined that none of the members of the Audit Committee meet the definition of Audit Committee financial expert, as such term is defined in the rules of the Securities and Exchange Commission.  However, we believe it is important to note that while no one individual member of the Audit Committee has been determined to meet the technical requirements to be an Audit Committee financial expert, each of the members has had significant involvement in financial matters, one due to service as chief executive officer of a financial institution.  The Audit Committee met eight times in fiscal 2011.

Compensation Committee.  It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Prudential Bancorp’s compensation and incentive arrangements for management.  No member of the Compensation Committee is a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp, Prudential Savings Bank or any subsidiary.  Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Compensation Committee held two meetings in fiscal 2011 to consider management compensation.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification.  Each of the members is independent as defined in the Nasdaq Stock Market listing standards.  The Nominating and Corporate Governance Committee met twice in fiscal 2011.

Board Leadership Structure

Mr. Thomas A. Vento serves as our President and Chief Executive Officer and Mr. Joseph W. Packer, Jr. serves as our Chairman of the Board.  The Board of Directors has determined that the separation of the offices of Chairman of the Board and President enhances Board independence and oversight.  Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities of managing the daily operations of Prudential Bancorp, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the Board of Directors in its fundamental role of providing independent oversight and advice to management.  Mr. Packer is an independent director under the rules of the Nasdaq Stock Market.

Board’s Role in Risk Oversight

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk.  Management is responsible for the day-to-day management of the risks that Prudential Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.  In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing Prudential Bancorp.

Two of our senior executive officers, Messrs. Corrato and Vento, serve on our Board of Directors.  Other members of our senior management attend the Board of Directors meetings and are available to address any questions or concerns raised by the Board of Directors on risk management or other matters.  Prudential Savings Bank has established an Asset-Liability Committee, a Loan Quality Committee and an Investment Committee composed of members of senior management, including Messrs. Corrato and Vento.  The Chairman of the Board and independent directors work together to provide strong, independent oversight of Prudential Bancorp’s management and affairs.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the Annual Meeting of Shareholders absent a valid reason for not doing so. All of our then directors attended the Annual Meeting of Shareholders held in February 2011.

Directors’ Compensation

The following table sets forth certain information regarding the compensation paid to our non-employee directors during fiscal year 2011.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Jerome R. Balka	$28,200	$--	$--	$65,310	$93,510
A. J. Fanelli	47,300	--	--	--	47,300
John C. Hosier	38,400	--	--	--	38,400
Francis V. Mulcahy	36,600	--	--	--	36,600
Joseph W. Packer, Jr	124,172	--	--	32,598	156,770
__________________
(1)
At September 30, 2011, each non-employee director other than Mr. Hosier held 6,783 unvested stock awards under our 2008 Recognition and Retention Plan and outstanding options covering 28,268 shares under our 2008 Stock Option Plan, of which options covering 11,308 shares were exercisable as of the voting record date. Mr. Hosier held 4,523 unvested stock awards and outstanding options covering 14,134 shares at such date, of which options covering 2,827 shares were exercisable as of the voting record date.

(footnotes continued on next page)

__________________
(2)
Represents for Mr. Balka, his annual retainer of $57,500 as solicitor of Prudential Savings Bank and $7,810 for additional legal services, and for Mr. Packer, includes life insurance premiums, health insurance premiums and reimbursement of certain Philadelphia city taxes amounting to $12,283, $15,931 and $4,344, respectively.

We do not pay separate compensation to directors for their service on the Board of Directors of Prudential Bancorp.  In fiscal 2011, members of Prudential Savings Bank’s Board of Directors received an annual retainer of $25,200.  Members also received $2,100 per special meeting attended.  For fiscal 2011, members of the Audit Committee, Executive Committee, Compensation Committee and Budget/Finance Committee received fees of $900 per meeting attended.  As Chairman of the Board, Mr. Packer received an annual retainer of $82,172 in fiscal 2011, which will remain the same for fiscal 2012, in addition to board and committee meeting fees.  As solicitor of Prudential Savings Bank, in fiscal 2011 Mr. Balka received an annual retainer of $57,500, which will remain the same for fiscal 2012, and fees for providing additional legal services.  He also received the normal meeting fee for service on the Executive Committee and the normal annual Board retainer of $25,200.  Board fees are subject to periodic adjustment by the Board of Directors.  However, the annual retainer, special meeting and committee meeting fees will remain the same for fiscal 2012.  As Chairman of the Audit Committee, Mr. Fanelli will receive an annual retainer of $8,000 in fiscal 2012, the same as for fiscal 2011.

Amended and Restated Post Retirement Agreement.  In November 2004, Prudential Savings Bank entered into an Amended and Restated Post Retirement Agreement with Mr. Packer, Chairman of the Board and former President and Chief Executive Officer of Prudential Savings Bank.  Pursuant to the post retirement agreement, Prudential Savings Bank agreed to provide Mr. Packer and his spouse with continued health and life insurance comparable to that in effect at Mr. Packer’s retirement as an employee, as well as continued participation in a split dollar life insurance plan.  The post retirement agreement was amended and restated in November 2008 to satisfy the requirements of Section 409A of the Internal Revenue Code; no adjustment to the benefits provided under the agreement was made as a result of the amendment.

Split Dollar Insurance Agreements. Prudential Savings Bank maintains insurance policies on the lives of Mr. Packer and his spouse, and entered into a Collateral Assignment Agreement with Mr. Packer in 1993 and Split-Dollar Agreement and related Collateral Assignment Agreement in June 1994.  The policies are owned by Mr. Packer and are assigned to Prudential Savings Bank, which pays the annual premiums on the policies.  Under the agreements, upon the death of Mr. Packer and his spouse (except with respect to the 1993 Collateral Assignment Agreement, which will be triggered by the death solely of Mr. Packer), Prudential Savings Bank will receive an amount equal to the premiums paid on the policies less any fees due to the insurer.  The remaining death benefits under the insurance policies will be paid to the beneficiaries. The Split-Dollar Agreements may be terminated at any time by either Mr. Packer and his spouse or Prudential Savings Bank with the consent of the other party.  Amendments to the Split-Dollar Agreement and Collateral Assignment Agreements were adopted in November 2008 in order to render the agreements in compliance with Section 409A of the Internal Revenue Code and further amended in June 2011 to address an inconsistency in the Agreements created by the November 2008 amendments; no changes in benefits were made as a result of such amendments.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Prudential Bancorp’s Compensation Committee.  Messrs. Fanelli, Hosier, Mulcahy and Packer, who is the Committee’s Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2011 was a current or, other than Mr. Packer, former officer or employee of Prudential Bancorp or Prudential Savings Bank or engaged in certain transactions with Prudential Bancorp or Prudential Savings Bank required to be disclosed by regulations of the Securities and Exchange Commission.  Mr. Packer served as an executive officer of Prudential Savings Bank prior to 1993. Additionally, there were no Compensation Committee “interlocks” during fiscal 2011, which generally means that no executive officer of Prudential Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of Prudential Bancorp’s Compensation Committee.

Director Nominations

Recommendations for nominations of persons to serve as directors of Prudential Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are approved by the entire Board.  The Board of Directors adopted a written charter of the Nominating and Corporate Governance Committee which is available on our website at www.prudentialsavingsbank.com.  The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including:

•	ensuring that the Board of Directors, as a whole, is diverse by considering:

o	individuals with various and relevant career experience;

o	relevant technical skills;

o	industry knowledge and experience;

o	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission);

o	local or community ties; and

•	minimum individual qualifications, including:

o	strength of character;

o	mature judgment;

o	familiarity with our business and industry;

o	independence of thought; and

o	an ability to work collegially.

The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors.  Prudential Bancorp has adopted a policy that no person shall be eligible for election to the Board if at the time of such election, the nominee will be 80 years of age or older.  However, this Policy does not apply to those persons who were serving as directors of Prudential Bancorp on the date the age limitation policy was adopted, September 7, 2005.

The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders.  A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate.  Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

Executive Officers Who Are Not Also Directors

Set forth below is certain information with respect to current executive officers of Prudential Bancorp and its subsidiaries who are not directors.  Ages are reflected as of September 30, 2011.

Name	Age and Principal Occupation During the Past Five Years

David H. Krauter	Vice President and Chief Lending Officer of Prudential Bancorp since 2004 and Prudential Savings Bank since 1999 and Vice President since 1992. Age 70.

Jack E. Rothkopf
Controller of Prudential Savings Bank since January 2006.  Prior thereto, Mr. Rothkopf served as Assistant Vice President of Popular Financial Holdings, Marlton, New Jersey from October 2000 to January 2006.  Age 48.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Prudential Bancorp’s audited financial statements with management.  The Audit Committee has discussed with Prudential Bancorp’s independent registered public accounting firm, S.R. Snodgrass, A.C., the matters required to be discussed by the Statement on Auditing Standards (“SAS”) No. 61, “Communication with Audit Committees” (AICPA, Professional Standards, Vol. 1. AU Section 380), as amended by SAS No. 90, “Audit Committee Communications” as adopted by the Public Company Accounting Oversight Board in Rule 3200T.  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding S.R. Snodgrass, A.C.’s communications with the Audit Committee concerning independence and has discussed with S.R. Snodgrass, A.C., their independence.  Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Prudential Bancorp’s Annual Report on Form 10-K for fiscal year 2011 for filing with the Securities and Exchange Commission.

Members of the Audit Committee
A. J. Fanelli, Chairman
Joseph W. Packer, Jr.
Francis V. Mulcahy
John C. Hosier

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table summarizes the total compensation paid by Prudential Savings Bank (including amounts deferred, if any, to future periods by the officers) for services rendered in all capacities during the fiscal years ended September 30, 2011 and 2010 to the principal executive officer and the two other executive officers of Prudential Savings Bank during fiscal 2011 whose total compensation exceeded $100,000, collectively referred to as our “named executive officers.”  Prudential Bancorp has not paid separate cash compensation to our officers.

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards	Option Awards	All Other Compensation(2)	Total
Thomas A. Vento President and Chief Executive Officer	2011 2010	$308,237 288,072	$ -- 20,520	-- --	$ -- --	$55,391(3) 62,359	$363,628 370,951
Joseph R. Corrato Executive Vice President and Chief Financial Officer	2011 2010	191,921 179,366	-- 12,776	-- --	-- --	24,324 28,131	216,245 220,273
David H. Krauter Vice President and Chief Lending Officer	2011 2010	138,302 130,379	-- 5,804	--	--	10,834 13,859	149,136 150,042
___________________
(1)
Represents bonuses earned in fiscal 2010 which were paid in the following fiscal year.  Under the Prudential Savings Bank 2010 Bonus Program, each named executive officer was eligible to receive a fixed proportionate allocation of the bonus pool for employees based on salary and length of service. No bonuses were awarded for fiscal 2011.

(2)
Includes the fair market value on December 31, 2010 of the 1,533, 1,239 and 869 shares deemed allocated to the Employee Stock Ownership Plan accounts of Messrs. Vento, Corrato and Krauter, respectively, based on a value of $6.05 per share on December 31, 2010, and the value of the use of automobiles by Messrs. Vento, Corrato and Krauter of $15,762, $16,570 and $8,564, respectively.  The value of the use of automobiles is based on depreciation, as well as insurance, fuel and maintenance expense.

(3)	Includes for Mr. Vento an aggregate of $29,400 paid in fiscal 2011 as board meeting fees and reimbursement of $1,029 in Philadelphia city wage taxes.

Narrative to Summary Compensation Table

The Compensation Committee, upon review of Mr. Vento’s performance and other factors, approved a base salary of $308,237 for Mr. Vento in fiscal 2011, which increased 7.0% from $288,072 in fiscal 2010.  In addition, the Compensation Committee approved base salaries for Messrs. Corrato and Krauter for fiscal 2011 of $191,921 and $138,302, respectively, reflecting increases of 7.0% and 6.1%, respectively.  The dollar amount of their base salaries were generally determined by the Compensation Committee’s review of the local market for chief executive officer, chief financial officer and chief lending officer compensation and were intended to ensure that Prudential Savings Bank remained competitive in attracting and retaining qualified senior executive officers.  The Compensation Committee did not approve the payment of any bonuses with respect to fiscal 2011 or the grant of any equity awards. In addition, in fiscal 2011, Messrs. Vento, Corrato and Krauter each received the use of an automobile to assist them in fulfilling their duties.

Outstanding Equity Awards at Fiscal Year-End

The table below sets forth outstanding equity awards at September 30, 2011 to our executive officers named in the Summary Compensation Table above, which grants were made in fiscal 2009. No grants were made in fiscal 2010 or fiscal 2011.

					Stock Awards(2)
						Market Value
	Option Awards(1)				Number of Shares	of Shares or
	Number of Securities Underlying			Option	or Units of Stock	Units of Stock
	Unexercised Options		Exercise	Expiration	That Have Not	That Have Not
Name	Exercisable	Unexercisable	Price	Date	Vested	Vested(3)
Thomas A. Vento	45,230	67,844	$11.17	1/5/2019	27,000	$141,480
Joseph R. Corrato	22,616	33,921	11.17	1/5/2019	14,400	75,456
David H. Krauter	13,570	20,352	11.17	1/5/2019	9,000	47,160
___________________
(1)	Granted pursuant to our 2008 Stock Option Plan and vest at a rate of 20% per year commencing on January 5, 2010.

(2)	Granted pursuant to our 2008 Recognition and Retention Plan and vest at a rate of 20% per year commencing on January 5, 2010.

(3)
Calculated by multiplying the closing market price of our common stock on September 30, 2011, which was $5.24, by the applicable number of shares of common stock underlying the named executive officer’s unvested stock awards.

Employment Agreements

Prudential Savings Bank entered into employment agreements with Messrs. Vento and Corrato that have a term of three years, with respect to Mr. Vento, and two years, with respect to Mr. Corrato, in each case beginning on March 29, 2005.  The term is extended annually thereafter unless either Prudential Savings Bank or the executive gives notice at least 30 days prior to the annual anniversary date that the agreement shall not be extended.  The terms of the employment agreements provide for an initial annual base salary, which is reviewed annually by the Board of Directors.  The executives are also entitled to participate in our benefit plans and programs and receive reimbursement for reasonable business expenses.  Each of the employment agreements is terminable with or without cause by Prudential Savings Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination by the executive without good cause, as defined in the agreements, or termination by Prudential Savings Bank for cause, disability, retirement or death.

In the event that the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Prudential Savings Bank or the employment agreement is terminated by Prudential Savings Bank other than for cause, disability, retirement or death, Messrs. Vento and Corrato will be entitled to the payment of two (Mr. Vento) and one (Mr. Corrato) times their respective average annual cash compensation (salary and cash bonuses) as cash severance and the maintenance until the earlier to occur of the passage of two years (Mr. Vento) or one year (Mr. Corrato) or, until the executive’s full time employment with another employer, of the executive’s participation in all employee benefit plans in which the executive was entitled to participate or similar plans, programs or arrangements if his continued participation is not permissible.

In the event that the executive’s employment is terminated in connection with a change in control, as defined in the employment agreements, for other than cause, disability, retirement or death or the executive terminates his employment as a result of certain adverse actions which are taken with respect to the executive’s employment following a change in control, as defined, Messrs. Vento or Corrato, as the case may be, will be entitled to a cash severance payment equal to three and two times their respective average annual cash compensation and the maintenance, as described above, of the employee benefit plans for three and two years, respectively, or until the executive’s full-time employment with another employer that provides similar benefits. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any “parachute payment” as such term is defined under Section 280G of the Internal Revenue Code.

The agreements were amended and restated in November 2008 to render them in compliance with the requirements of Section 409A of the Internal Revenue Code; no change in the benefits provided by the agreements occurred as a result of the amendments.

Benefit Plans

Retirement Plan.  Prudential Savings Bank participates in the Financial Institutions Retirement Fund, a multiple employer defined benefit plan intended to satisfy the tax-qualification requirements of Section 401(a) of the Internal Revenue Code.  Full-time employees become eligible to participate in the retirement plan upon the attainment of age 21 and the completion of one year of eligibility service.  For purposes of the retirement plan, a full-time employee earns one year of eligibility service when he completes 1,000 hours of service within a one-year eligibility computation period.  An employee’s first eligibility computation period is the one-year period beginning on the employee’s date of hire.  Subsequent eligibility computation periods begin on January 1 and end on December 31.

The retirement plan provides for a monthly benefit upon a participant’s retirement at or after the age of 65, or if later, the fifth anniversary of the participant’s initial participation in the retirement plan (i.e., the participant’s “normal retirement date”).  A participant may also receive a benefit on his early retirement date, which is the date on which he attains age 45 and is partially or fully vested under the terms of the retirement plan.  Benefits received prior to a participant’s normal retirement date are reduced by certain factors set forth in the retirement plan.  The retirement plan provides a benefit of 1.50% of a participant’s highest 5-year average earnings, multiplied by the participant’s years of benefit service. Earnings are defined as base salary, subject to an annual Internal Revenue Service limit of $245,000 on earnings for 2011.  Annual benefits provided under the retirement plan also are subject to Internal Revenue Service limits, which vary by age and benefit payment type. Participants become fully vested in their benefits under the retirement plan upon the completion of five years of vesting service as well as upon the attainment of normal retirement age (age 65).

Endorsement Split Dollar Agreements.  Prudential Savings Bank purchased insurance policies on the lives of its executive officers named in the Summary Compensation Table above, and has entered into Endorsement Split Dollar Agreements with each of those officers.  The policies are owned by Prudential Savings Bank.  Under the agreements with the named executive officers, upon an officer’s death while he or she remains employed by Prudential Savings Bank, the officer’s beneficiary will receive two times the officer’s salary, other than Mr. Vento whose benefit totaled $154,311 for 2011, as of the date of death.  Pursuant to the terms of the agreements, Prudential Savings Bank has elected to not extend such benefits after a termination of employment.  Such amounts will be funded from the receipt of the death benefits under the insurance policies on such officer’s life in excess of the cash surrender value.  Prudential Savings Bank will receive the full cash surrender value, which is expected to reimburse Prudential Savings Bank in full for its life insurance investment as well as the remainder, if any, in excess of the net proceeds after payments to the officer’s beneficiaries.

The Endorsement Split Dollar Agreements may be terminated at any time by Prudential Savings Bank or the officer or by Prudential Savings Bank upon the officer’s termination of service to Prudential Savings Bank.  Upon termination, Prudential Savings Bank may surrender the policy and collect the cash surrender value.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 19, 2011, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Prudential Bancorp, (iii) certain executive officers of Prudential Bancorp (including Prudential Savings Bank); and (iv) all directors and executive officers of Prudential Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of December 23, 2010(1)	Percent of Common Stock
Prudential Mutual Holding Company 1834 West Oregon Avenue Philadelphia, Pennsylvania 19145	7,478,062	74.6%

Directors:
Jerome R. Balka, Esq.	43,839(2)(3)	*
Joseph R. Corrato	66,515(3)(8)	*
A. J. Fanelli	31,769(3)(4)	*
John C. Hosier	14,429(3)(5)	*
Francis V. Mulcahy	34,269(3)	*
Joseph W. Packer, Jr.	55,338(3)(6)	*
Thomas A. Vento.	138,653(3)(7)	1.4

Other Named Executive Officer:
David H. Krauter	41,275(3)(9)	*

All Directors and Executive Officers as a group (9 persons)	448,267(3)	4.4
___________________
*           Represents less than one percent of Prudential Bancorp’s outstanding common stock.

(1)
Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals.  Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares.  Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Includes 5,000 shares held in Mr. Balka’s individual retirement account, 2,000 shares held in Mr. Balka’s 401(k) Plan and 70 shares held by the estate of Helen Klara for whom Mr. Balka is guardian. Also includes 5,000 shares held by the Balka Grandchildren Trust and 500 shares held by the Danielle Thomas Revocable Trust, over which Mr. Balka disclaims beneficial ownership.

(Footnotes continued on following page)

___________________
(3)
Includes shares held in trust by Prudential Bancorp’s 2008 Recognition and Retention Plan (“RRP”) which have been awarded to the directors and officers and stock options which have been granted to the directors and officers under Prudential Bancorp’s 2008 Stock Option Plan and which are exercisable within 60 days of the voting record date as follows:

Name	RRP Shares	Stock Options
Jerome R. Balka	6,783	16,962
A.J. Fanelli	6,783	16,962
John C. Hosier	4,523	5,654
Francis V. Mulcahy	6,783	16,962
Joseph W. Packer, Jr.	6,783	16,962
Thomas A. Vento	27,000	67,845
Joseph R. Corrato	14,400	33,923
David H. Krauter	9,000	20,354
All directors and executive officers as a group (9 persons)	87,155	207,498

(4)	Includes 3,400 shares held jointly with Mr. Fanelli’s spouse.

(5)	The 3,121 shares are held in Mr. Hosier’s account in his 401(k) plan.

(6)	Includes 10,000 shares held by Mr. Packer’s spouse.

(7)
Includes 28,362 shares and 10,073 shares allocated to Mr. Vento’s accounts in Prudential Savings Bank’s 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Vento has voting power.

(8)
Includes 3,503 shares and 7,992 shares allocated to Mr. Corrato’s accounts in Prudential Savings Bank’s 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Corrato has voting power and 83 shares held by Mr. Corrato as custodian for his son.

(9)	Includes 2,167 shares and 5,725 shares held in Prudential Savings Bank’s 401(k) Plan and Employee Stock Ownership Plan, respectively, over which Mr. Krauter has voting power.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Prudential Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required by regulation to furnish Prudential Bancorp with copies of all Section 16(a) forms they file.  We know of no person who owns 10% or more of our common stock other than Prudential Mutual Holding Company.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended September 30, 2011, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.

Related Party Transactions

In accordance with applicable federal laws and regulations, Prudential Savings Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans.  These loans are made on substantially the same terms as those prevailing at the time for comparable loans with persons not related to Prudential Savings Bank. Other than as described below, it is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

At September 30, 2011, two commercial mortgage loans and a line of credit aggregating approximately $545,085 had been extended to a company in which Mr. Vento’s daughter was a principal. All three loans were more than 90 days delinquent at such date.  During fiscal 2011, the highest aggregate principal balance of the three loans was $555,090, principal and interest paid was $5,119 and $32,137, respectively.  Two of the loans bear interest at 7.50% and the third bears interest at 3.25%.  Prudential Savings Bank also extended a second commercial line of credit to the company. While such loan was less than 90 days delinquent at September 30, 2011, it subsequently became more than 90 days delinquent and was placed on non-accrual.  During fiscal 2011, the highest principal balance of such loan was $59,594, the amount of interest paid was $802 and the loan bears interest at 3.25%. All four loans were made on substantially the same terms, including interest rate and collateral as loans with persons not related to Prudential Savings Bank.  Prudential Savings Bank currently does not anticipate incurring any loss of principal or interest on the four loans.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Prudential Bancorp has appointed S.R. Snodgrass, A.C., an independent registered public accounting firm, to perform the audit of our financial statements for the year ending September 30, 2012, and further directed that the appointment of S.R. Snodgrass as our auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with Prudential Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients.  S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint S.R. Snodgrass as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by S.R. Snodgrass is compatible with maintaining its independence.  In addition to performing auditing services, our independent registered public accounting firm reviewed our public filings.  The Audit Committee believes that S.R. Snodgrass’s performance of these other services is compatible with maintaining the independent registered public accounting firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to S.R. Snodgrass for professional services in connection with the audit of Prudential Bancorp’s consolidated financial statements for fiscal 2011 and 2010 and the fees paid by us to S.R. Snodgrass for audit-related services, tax services and all other services during fiscal 2011 and 2010.

	Year Ended September 30,
	2011	2010
Audit fees (1)	$108,532	$108,862
Audit-related fees	--	--
Tax fees(2)	19,666	20,773
All other fees	--	--
Total	$128,198	$129,635
___________________
(1)
Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2)	Tax fees consist of compliance fees for the preparation of tax returns during fiscal 2011 and 2010.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Prudential Bancorp.  The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s Charter.  In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm.  The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.  The Chairman of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee.  On a quarterly basis, the Chairman of the Audit Committee presents any previously approved engagements to the full Audit Committee.

Each new engagement of S.R. Snodgrass was approved in advance by the Audit Committee or its Chairman, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. for the fiscal year ending September 30, 2012.

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.  Any proposal which a shareholder wishes to have included in the proxy materials of Prudential Bancorp relating to the next annual meeting of shareholders of Prudential Bancorp, which is expected to be held in February 2013, must be received at the principal executive offices of Prudential Bancorp, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145, Attention: Joseph R. Corrato, Executive Vice President and Chief Financial Officer, no later than September 8, 2012.  If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders.  It is urged that any such proposals be sent certified mail, return receipt requested. We did not receive any shareholder proposals for this annual meeting.

Shareholder proposals which are not submitted for inclusion in Prudential Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Prudential Bancorp’s Bylaws.  Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by September 8, 2012.  The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.  Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws.  Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders or, in the case of the 2013 annual meeting, by September 8, 2012.  We did not receive any shareholder nominations for this annual meeting.

Other Shareholder Communications.  Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania, c/o Regina Wilson, Corporate Secretary, at 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.  Ms. Wilson will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Prudential Bancorp’s Annual Report to Shareholders, which includes the Annual Report on Form 10-K for the year ended September 30, 2011, accompanies this proxy statement.  Such Annual Report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K.  Such written requests should be directed to Mr. Joseph R. Corrato, Executive Vice President and Chief Financial Officer, Prudential Bancorp, Inc. of Pennsylvania, 1834 West Oregon Avenue, Philadelphia, Pennsylvania 19145.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

Solicitation of Proxies.  The cost of the solicitation of proxies will be borne by Prudential Bancorp.  Prudential Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Prudential Bancorp’s common stock.  In addition to solicitations by mail, directors, officers and employees of Prudential Bancorp may solicit proxies personally or by telephone without additional compensation.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY/VOTING INSTRUCTION CARD PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

THIS PROXY/VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 6, 2012 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Prudential Bancorp, Inc. of Pennsylvania or any successors thereto, as proxies with full powers of substitution, and the trustees of the ESOP and 401(k) Plan, as applicable, to represent and vote, as designated below, all the shares of common stock of Prudential Bancorp, Inc. held of record by or allocated to the ESOP or 401(k) Plan account of the undersigned as of December 19, 2011 at the Annual Meeting of Shareholders to be held at the Holiday Inn – Philadelphia Stadium, located at 900 Packer Avenue, Philadelphia, Pennsylvania on Monday, February 6, 2012, at 11:00 a.m., Eastern Time, or at any adjournment thereof.

1.           ELECTION of directors.

NOMINEES for three-year term expiring in 2015:

Thomas A. Vento       [   ]       FOR                     [    ]        WITHHOLD

John C. Hosier           [   ]       FOR                      [    ]        WITHHOLD

INSTRUCTIONS:  To withhold authority to vote for any individual nominee, mark “Withhold.”

2.           PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as Prudential Bancorp’s independent registered public accounting firm for the fiscal year ending September 30, 2012.

   [   ]       FOR                      [   ]        AGAINST                             [    ]        ABSTAIN

3.           In their discretion, the proxies/trustees are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” the nominees listed above and “FOR” the ratification of the appointment of S.R. Snodgrass, A.C.

The shares of Prudential Bancorp’s common stock will be voted as specified.  If not otherwise specified, this proxy/voting instruction card will be voted FOR the nominees to the Board of Directors, FOR the ratification of Prudential Bancorp’s independent registered public accounting firm and otherwise at the discretion of the proxies/trustees.  You may revoke your proxy at any time prior to the time it is voted at the Annual Meeting and your voting instruction card prior to January 31, 2012.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania and the accompanying Proxy Statement and Annual Report for the year ended September 30, 2011, prior to the signing of this proxy/voting instruction card.

Please be sure to date and sign this proxy/voting instruction card in the box below	Date
Sign above

•	Detach above card, sign, date and mail in postage paid envelope provided.	•
PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA
PLEASE ACT PROMPTLY
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY/VOTING INSTRUCTIONS CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

This card also constitutes your voting instructions for any shares held in the Employees’ Savings & Profit Sharing Plan (“401(k) Plan”) and the Prudential Savings Bank ESOP and the undersigned hereby authorizes the respective trustees of such Plans to vote the shares allocated to the undersigned’s account(s) as provided herein.  Shares held in the ESOP and 401(k) Plan allocated to participants’ accounts will generally not be voted unless the proxy/voting instruction card is returned.  With respect to any other matter that properly comes before the meeting, the trustees are authorized to vote the shares as directed by Prudential Bancorp.

Please sign this proxy/voting instruction card exactly as your name(s) appear(s) on this proxy/voting instruction card.  When signing in a representative capacity, please give title.  When shares are held jointly, only one holder need sign.

MEETING DIRECTIONS
From Points North and East:	From Points West:	From Points South:
Take I-76 West toward Camden/ Philadelphia Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-76 East/Schuykill Expressway East Take exit 350 – Seventh Street toward Packer Avenue Turn right on Packer Avenue End at 900 Packer Avenue	Take I-95 North Take exit 17-SR611 North/S. Broad Street toward Pattison Ave. Turn right on Packer Avenue End at 900 Packer Avenue

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY/VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED.
___________________________________________________
___________________________________________________
___________________________________________________

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 6, 2012.
The proxy statement and our 2011 Annual Report to Shareholders are available on Prudential Bancorp’s website at www.prudentialsavingsbank.com under the “Investor Relations” tab.

January 6, 2012

To:	Participants in the Prudential Savings Bank Employee Stock Ownership Plan (the “ESOP”) and/or Employees’ Savings & Profit Sharing Plan (the “401(k) Plan”)

Re:       Instructions for voting shares of Prudential Bancorp, Inc. of Pennsylvania

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Prudential Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Prudential Bancorp allocated to your account(s) in the Prudential Savings Bank ESOP and/or 401(k) Plan will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and, a Proxy/Voting Instruction Card.  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the ESOP and/or 401(k) Plan by marking, dating, signing and returning the enclosed Proxy/Voting Instruction Card in the envelope provided.  In order to be effective, your Proxy/Voting Instruction Card must be received by Registrar and Transfer Company no later than January 31, 2012.  Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Prudential Bancorp.  If your voting instructions are not received, the shares allocated to your ESOP and/or 401(k) Plan account(s) generally will not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the ESOP and/or 401(k) Plan.  If you also own shares of Prudential Bancorp common stock outside of the ESOP and/or 401(k) Plan, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,
Thomas A. Vento
President and Chief Executive Officer